UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Article of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2026, Altimmune, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) by filing a Certificate of Amendment with the Secretary of State of Delaware. The Certificate of Amendment reflected an amendment to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 and was approved by the holders of more than a majority of the votes cast at the 2026 Annual Meeting of Shareholders as described in Item 5.07 below.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 16, 2026, Altimmune, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). As of March 13, 2026, the record date for the 2026 Annual Meeting, there were 130,105,177 shares of the Company’s common stock outstanding and entitled to vote at the 2026 Annual Meeting. A total of 88,270,365 shares of common stock were present or represented by proxy at the 2026 Annual Meeting, representing 67.8% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

			Broker
Director	For	Withhold	Non-Votes
Jerome Durso, Chairman	47,577,875	4,836,906	35,855,584
John M. Gill	46,242,497	6,172,284	35,855,584
Philip L. Hodges	45,094,369	7,320,412	35,855,584
Diane Jorkasky, M.D.	45,332,124	7,082,657	35,855,584
Teri Lawver	44,926,060	7,488,721	35,855,584
Wayne Pisano	45,114,119	7,300,662	35,855,584
Mitchel Sayare, Ph.D.	45,194,158	7,220,623	35,855,584
Klaus O. Schafer, M.D., MPH	44,722,328	7,692,453	35,855,584
Catherine Sohn, Pharm D	45,298,692	7,116,089	35,855,584

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results were as follows:

For	Against	Abstain
84,959,584	1,771,538	1,539,243

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
39,928,184	12,026,081	460,516	35,855,584

Proposal No. 4: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000. The results were as follows:

For	Against	Abstain
63,684,172	24,151,522	434,671

Proposal No. 5: Vote to approve an amendment to the Company’s 2019 Employee Stock Purchase Plan (the “2019 ESPP”) to increase the number of shares of the Company’s common stock reserved under the 2019 ESPP from 403,500 to 1,108,827. The results were as follows:

For	Against	Abstain	Broker Non-Votes
43,616,919	8,572,159	225,703	35,855,584

Proposal No. 6: Vote to authorize the adjournment of the 2026 Annual Meeting to enable the Board of Directors to solicit additional proxies. The results were as follows:

For	Against	Abstain
68,318,332	18,755,920	1,196,113

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation regarding an increase in authorized shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: April 16, 2026